CORPORATE R&D AND KOL EVENT ACRIVON’S NEW I&I PROGRAMS DIFFERENTIATED ASSETS IDENTIFIED WITH PROPRIETARY AP3 PLATFORM NOVEMBER 10, 2026 Exhibit 99.1

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Today’s agenda Today’s agenda Welcome Adam Levy, PhD, MBA, CFO Introduction and Overview Peter Blume-Jensen, MD, PhD, CEO EoE epidemiology and unmet need Arjan Bredenoord, MD, PhD EoE SOC (ACG Guidelines) Evan Dellon, MD, MPH Q&A and Discussion Mansoor Mirza, MD, CMO Adjourn Peter Blume-Jensen, MD, PhD, CEO

Today’s Participants Arjan Bredenoord, M.D., Ph.D. Professor, Gastroenterology and Hepatology, Amsterdam University Medical Center; Former President of the European Society of Eosinophilic Esophagitis EUREOS, a member of the UEG Scientific Committee Evan Dellon, M.D., M.P.H. Professor, Department of Medicine, Division of Gastroenterology and Hepatology; Director, Center for Esophageal Diseases and Swallowing, School of Medicine, University of North Carolina at Chapel Hill Mansoor Raza Mirza, M.D. Chief Medical Officer, Acrivon Therapeutics; Formerly Chief Oncologist at Copenhagen University Medical School; Lead PI for numerous guideline-changing regulatory approvals Peter Blume-Jensen, M.D., Ph.D. Chief Executive Officer, President and Co-Founder, Acrivon Therapeutics; Formerly Executive at Serono, Merck & Co., Daiichi Sankyo, Metamark Genetics; Inventor of the AP3 Platform Erick Gamelin, M.D., Ph.D. Chief Development Officer, Acrivon Therapeutics; Formerly CEO for national cancer center; Executive at Pfizer, AMGEN, Dynavax, Macrogenics; Chevalier in the National Order of Merit by the French Minister of Health

next-generation precision medicine powered by AP3 Drug P Acrivon Predictive Precision Proteomics (AP3) Generative AI-driven, proteomics-based rational drug design and informed clinical development AP3 enables an exact match between the disease-driving, dysregulated pathways with drug mechanism of action (Acrivon meaning ≈ exact, accurate) DNA RNA Protein Dysregulated Protein Dysregulated Pathways Proprietary tools Data portal Interactome Protein activity predictor I&I Cancer Fibrosis Disease focus

AP3 Generative AI phosphoproteomics platform Matching global drug effects with disease driving mechanisms Global MS Phosphoproteomic Profiling Biological Multimodal Data Patient responder prediction Indication Finding Drug combinations Target ID Drug Resistance Global PD markers Asset prioritization AP3 Deliverables Structured AI-enabled Comprehensive Profiling of Drug Effects AP3 Data Portal Acrivon Proprietary Generative AI-driven tools Streamlined Clinical Development

OUR PIPELINE

	Program	Indication	Preclinical	Phase 1	Phase 2	Phase 3
Oncology			**Single-arm trial based on OncoSignature biomarker prediction**			
	ACR-368 (CHK1/CHK2)	Endometrial cancer	ACR-368 single-agent · Breakthrough Device & Fast Track · *Arm 1*			BM+ patients, registrational intent
			Single-arm trials without pretreatment biopsy or biomarker stratification			
			ACR-368 + ULDG sensitization · *Arm 3*			Serous all-comer arms, registrational intent
			ACR-368 single-agent · *Arm 4*			
	ACR-2316 (WEE1/PKMYT1)	AP3-identified tumor types	Dose expansion			
	ACR-7280 (CDK11)	AP3-identified tumor types	IND-enabling			
I&I	ACR-525 (JAK1)	Eosinophilic esophagitis (EoE)	Phase 2 ready			
	PKCθ	AP3-identified indications	Discovery			

Today's topic

7 ACRIVON THERAPEUTICS

FIRST AP3-BASED I&I PROGRAM: PHASE 2-READY, ORAL, SELECTIVE JAK1 INHIBITOR, ACR-525 (ALSO KNOWN AS AQ280)

AP3 profiling

Extensive AP3 profiling against approved JAK inhibitors and dupilumab

Desirable global phospho-proteomic pathway effects

Differentiated profile

Highly JAK1-selective, oral

Desirable suppression of TGFβ signaling (anti-fibrotic)

No obvious pro-apoptotic BAD activation (potential safety advantage)

Broader anti-inflammatory effects beyond IL-4 and IL-13 signaling than dupilumab

Phase 1 clinical data

Clinical PD/PK data support once daily oral dosing based on preclinical PD/PK/efficacy studies

Favorable initial safety and dose-dependent PD (CXCL10) decrease

Development path

Phase 2-ready

Initial development in eosinophilic esophagitis (EoE), but broader I&I opportunity

Strong combo rationale with IL-23i, TNFi, PKC- Θi

Wholly-owned, no milestone or royalty obligations
CoM protection: 2038 (with extension opportunities)

8

ACRIVON THERAPEUTICS

ACR-525 COMPARES FAVORABLY TO CLINICAL BENCHMARKS

Clinical comparators

ACR-525

Upadacitinib

Filgotinib

Abrocitinib

Tofacitinib

Brepocitinib

Londamocitinib

Dupilumab

IL-4Rα antibody

Disease-relevant cellular models



- IFNα-stimulated
- Th2-polarized (TCR, IL-4)

AP3 phosphoproteomics



Tight, robust, structured data

Generative AI-enabled pathway insights



JAK-STAT_AFTER_IL-12_STIMULATION
IL-18
IL-12
IL-37
IL-12_FAMILY
IL-23
IL-27
IL-35
IL-1_FAMILY
IL-21
IL-1
IL-2_FAMILY
IL-6
IL-17
IL-20_FAMILY
IL-9
IL-2
IL-7
OTHER_IL-SIGNALING
IL-3_IL-5_AND_GM_CSF
IL-15
IL-4_AND_IL-13
IL-RECEPTOR_SHC
IL-10
Node Color : NES
Inhibition
Activation
Node Size : abs(NES)
pSTAT6
- + + + IL-4 stimulation
- - ACR-525

ACR-525 potently reduces inflammatory cytokine signaling activity

AP3 pathway mapping shows differentiated, high selectivity against JAK2, JAK3, and TYK2 signaling, suggesting potential for improved efficacy and safety over existing JAK inhibitors

9 ACRIVON THERAPEUTICS

GENERATIVE AI-DRIVEN AP3 ANALYSES UNCOVER TGF β PATHWAY SUPPRESSION BY ACR-525, A POTENTIAL ANTIFIBROTIC MECHANISM

Suppression of Non-SMAD TGFβ pathway


PTM-SEA score
-8 -4 0 4 8
|PTM-SEA score| 4 6 8 10

ACR-525-regulated pathway activity states


JAK1
TGFβR1
STAT3
P
Fibrotic target genes


STAT3_S727_M1
MS Intensity
10.5
10.0
9.5
Control
ACR-525
Dupilumab
Upadacitinib
Brepocitinib
Londamocitinib

- AP3 reveals ACR-525-induced inhibition of non-SMAD TGF β signaling activity
- JAK1-regulated non-SMAD TGF β signaling is reported to drive fibrotic processes
- ACR-525 (and dupilumab), unlike other JAK inhibitors, inhibit STAT3 pS727, a marker of non-canonical TGF β pathway activity

10 ACRIVON THERAPEUTICS

ACR-525 DOES NOT ACTIVATE PRO-APOPTOTIC BAD SIGNALING, SUGGESTING A POTENTIAL SAFETY ADVANTAGE

JAK1 inhibitor engaged phospho-pathway network


Cell cycle
Ubiquitination
Sumoylation
Cytokine,
RTK signaling
GTPases
Brepocitinib
ACR-525
IL4-JAK1 pathways
Apoptosis pathways
MAPK pathways

Differential JAK1 inhibitor regulation of BAD S134 phosphorylation


Th2 condition (TCR activation and IL4 stimulation)
Control
DMSO
ACR-525
dupilumab
Upadacitinib
Brepocitinib
Londamocitinib
BAD_S134_M1
Log2 Intensity

Decreased BAD-S134 phosphorylation can lead to pro-apoptotic cell death


PAK1
BRAF
S134
P
BAD
Apoptosis
P Phosphorylation

- AP3 pathway reconstitution shows differential engagement of apoptosis pathways by brepocitinib and londamocitinib compared to ACR-525
- Brepocitinib and londamocitinib uniquely suppress phosphorylation of BAD S134, releasing its pro-apoptotic function, a potential rhabdomyolytic liability

11 ACRIVON THERAPEUTICS

ACR-525 IS POTENT AND HIGHLY SELECTIVE FOR JAK1
COMPARING FAVORABLY TO OTHER JAK INHIBITORS

Molecule	Relative potency (biochemical IC_{50}) JAK1/JAK2	Relative potency (cellular IC_{50}) JAK1/JAK2 (right panel)
ACR-525	49× JAK1: 3.5 JAK2: 171	>120× IFNα ~24 GM-CSF >3,000
Abrocitinib	28× JAK1: 29.2 JAK2: 803	>90× IFNα ~34 GM-CSF >3,000
BMS-911543	0.01× JAK1: 75 JAK2: 1.1	0.40× IFNα ~1,300 GM-CSF ~540
Fedratinib	0.03× JAK1: 105 JAK2: 3	6× IFNα ~170 GM-CSF ~980
Filgotinib	~1x JAK1: 10–53 JAK2: 28–29	19× IFNα ~400 GM-CSF ~7,500
Tofacitinib	1.3× JAK1: 3.2 JAK2: 4.1	30× IFNα ~20 GM-CSF ~610
Upadacitinib	2.8× JAK1: 43 JAK2: 120	>4× IFNα <30 GM-CSF ~110
Brepocitinib*	4.6× JAK1: 16.8 JAK2: 76.6	24× IFNα 85 GM-CSF 1,995

Grey values in nM. Ratios >1 favor JAK1-selective inhibition.


Cellular pathway engagement
JAK1 read-out
(IFNα / pSTAT1)
ACR-525
STAT1 Y701 Alpha Signal (counts)
No stim veh.
1000 units IFNα + veh.
[ACR-525] nM
[Abrocitinib] nM
[BMS-911543] nM
[Fedratinib] nM
[Filgotinib] nM
[Tofacitinib] nM
[Upadacitinib] nM
JAK2 read-out
(GM-CSF / pSTAT5)
STAT5 Tyr694/699 Fold Change vs Baseline
No stim veh.
GM-CSF + veh.
[ACR-525] nM
[Abrocitinib] nM
[BMS-911543] nM
[Fedratinib] nM
[Filgotinib] nM
[Tofacitinib] nM
[Upadacitinib] nM

*Brepocitinib: Public data only

12 ACRIVON THERAPEUTICS

ACR-525 DOSE-DEPENDENTLY REDUCES TH2-RELEVANT DISEASE MARKERS IN PRECLINICAL AND CLINICAL STUDIES

Preclinical

- ACR-525 reduces pSTAT3 in Th2 allergic inflammation in vivo mouse model
- ACR-525 reduces EoE Th2 inflammation markers (*ex vivo* stimulated human donor whole blood)



TARC
Eotaxin
% of control
150
100
50
0
-4
-3
-2
-1
0
1
Log [ACR-525] (µM)
ACR-525
Abrocitinib
Tofacitinib

Clinical

- Dose-proportional PK (Phase 1)



9 mg (n=6)
27 mg (n=6)
60 mg (n=5)
Concentration (ng/ml)
1000
100
10
1
0.1
0 1 2 3 4 6 8 12 24
time [h]

- ACR-525 reduces the inflammation marker CXCL10 (Phase 1 MAD)



Placebo (n=6)
9 mg (n=6)
27 mg (n=6)
60 mg (n=6)
% change from baseline
40
20
0
-20
-40
-60
Day 1, Predose
Day 4, Predose
Day 7, Predose
Day 8, 24 h
Day 9, 48 h
0 2 4 6 8 10
Days
Last day of dosing

Summary of Phase 1 healthy volunteer studies

- PD biomarker changes consistent with JAK1-selective inhibition
- Limited effect on reticulocytes (consistent with minimal JAK2 inhibition)
- Dose-proportional, predictable PK (T1/2 ~12h)
- Safe and tolerable – no SAEs

13 ACRIVON THERAPEUTICS

Kleuskens et al. DDW 2026 JAK1 plays a central role in EoE Key cytokines IL-4 and IL-13 signal via JAK1-STAT6 Several critical Single Nucleotide Polymorphisms (SNPs) within the JAK-STAT signaling pathway in EoE JAK inhibitors are effective for atopic dermatitis Case reports show efficacy of JAK inhibition in EoE Modified from: B.Underwood et.al, Annals of Allergy, Asthma & Immunology, January 2023

EoE, AN ATTRACTIVE FIRST INDICATION FOR ACR-525



JAK1 is a key mediator of inflammatory signaling in EoE
Esophageal epithelium
Th2 inflammation
Eosinophils
Mast cells
APCs
Stromal / epithelial cells
tezepelumab
dupilumab
cendakimab
TSLP
IL-4
IL-13
IL-5
IL-9
IL-15
OSM
IL-7Rα / CRLF2
γc / IL-4Rα
IL-4Rα / IL-13Rα1
IL-5Rα / βc
IL-9Rα / γc
IL-2/15Rβ / γc
gp130 / OSMR or LIFR
JAK1
JAK1
JAK1
JAK1
JAK1
JAK1
JAK1
ACR-525

- Dupilumab (approved) targets only IL-4 and IL-13
- Tezepelumab and cendakimab (Phase 3) target only TSLP and IL-13, respectively

15 ACRIVON THERAPEUTICS

ACR-525 Epithelium Th2 inflammation Eosinophils Mast cells APCs Stromal/ Epithelial cells dupilumab tezepelumab cendakimab ACR-525 prevents il-13 and OSM-induced epithelial barrier damage Broader activity than Dupilumab, which fails to prevent OSM damage Medium IL-13 DMSO + IL-13 ACR-525 + IL-13 Isotype + IL-13 Dupiliumab + IL-13 Medium IL-13 DMSO + IL-13 ACR-525 + IL-13 Isotype + IL-13 Dupiliumab + IL-13 Medium OSM DMSO + OSM ACR-525 + OSM Isotype + OSM Dupiliumab + OSM Medium OSM DMSO + OSM ACR-525 + OSM Isotype + OSM Dupiliumab + OSM IL-13 OSM Kleuskens et al. Digestive Diseases Week 2026 EoE model

Huge increase in EoE over the past 25 years Dellon and Hirano, Gastroenterology 2018

EoE – A RAPIDLY GROWING PATIENT POPULATION OF UNMET NEED

- **Annual Incidence (US): ~120,000**
- **Current prevalence (US): >500,000**

Growth Metric	US Estimate
Prevalence in 2009	28.3/100,000
Prevalence in 2022	163.1/100,000
Total increase over 13 years	***+477%***
Average annual growth	***~14.4%***
Equivalent growth every 5 years	***~96%***
Multiplication over 13 years	5.8×

- *Greenhawt M, Bansal P, Goodwin B, et al. (2025) Journal of Allergy and Clinical Immunology*
- *Thel HL, Anderson C, Xue AZ, Jensen ET, Dellon ES. (2025)Clinical Gastroenterology and Hepatology.*

18 ACRIVON THERAPEUTICS

EoE burden: symptoms and chronic therapy EoE leads to esophageal obstruction: inability to pass solid foods EoE leads to a profound loss in health-related quality of life EoE is chronic and leads to fibrostenosis Requires long-term treatment for symptom control and prevention of esophageal scarring Dellon & Hirano Gastroenterology 2018; Bredenoord et al. Am J Gastroenterol 2022 EGD Normal Histology EoE inflammation EoE inflammation + fibrosis EoE fibrosis

EoE treatment algorithm – ACG guidelines 2025 EoE diagnosis established Treat inflammation and assess for fibrostenosis in all patients Anti-inflammatory treatment Pharmacologic treatment Diet elimination treatment Shared decision-making PPI Topical steroids Empiric elimination Assess response Fibrostenosis reassessment Stricture or narrowing present Dilation Goal diameter of 16–18 mm Non-response Response Dupilumab Change or modify prior treatments Assess response Non-response Maintenance therapy and long-term monitoring Response Dellon et al; AJG; 2025

Unmet need in EoE – new treatments are still needed First line therapies: Suboptimal responses (>50% may be non-responders) Adherence difficulties (twice daily dosing; restrictive diets) Concern for side effects Loss of response is frequently observed Biologics Currently position as “step-up” and second line agents Require frequent injections There are no advanced small molecule orally-available medications at either the first or second line for EoE treatments A highly specific, oral JAK1 inhibitor, if proven to be safe and effective, would fill an important treatment gap and unmet need

PRECLINICAL PKCΘ PROGRAM
PKCΘ PLAYS CRITICAL ROLE IN T CELL ACTIVATION

T cell signaling



APC
Cell–cell
interface
TCR
CD28
PKCθ
IKK
SPAK
NF-κB
AP-1
Nucleus
Effector T cell

APC - T cell synapse



APC
PKCθ
Effector T cell

PKCθ recruited to immune synapse to mediate T cell activation

Key role in T-cell activation
Induces NF-κB and AP-1 activation

Strong evidence based on extensive preclinical studies
Mouse colitis, allergic airway and human RA studies uncover key role of PKCθ in T cell-mediated inflammation

ACR-525+PKCθi combination rationale
JAK/STAT pathways converge with PKC θ for Th2/Th17 activation

Selected primary studies: Sun, Nature 2000. Marsland, J Exp Med 2004. Nagahama, Gastroenterology 2008. Zanin-Zhorov, Science 2010. Kong, Nat Immunol 2011.

22 ACRIVON THERAPEUTICS

PRECLINICAL PKCΘ PROGRAM

PKCΘ PLAYS CRITICAL ROLE IN T CELL ACTIVATION

Promising PKCθ inhibitor lead series

- ✓ Potent PKCθ inhibition
- ✓ Potent activity in human immune cells
- ✓ High selectivity over PKCδ
- ✓ Low clearance in human hepatocytes

ACR-525 + PKC-θi rational combination


Activated T cell
Cytokine receptors
TCR / CD28
ACR-525
JAK1
PKCθi
PKCθ
STAT
NF-κB / AP-1
Inflammatory T-cell function

Broad potential:
UC, RA, psoriasis, atopic dermatitis, allergic asthma, SLE

Selected primary studies: Sun, Nature 2000. Marsland, J Exp Med 2004. Nagahama, Gastroenterology 2008. Zanin-Zhorov, Science 2010. Kong, Nat Immunol 2011.

23 ACRIVON THERAPEUTICS

AP3 ACR-525 profiled H:H against 6 approved JAK inhibitors and dupilumab Broader indication potential JAK1-selectivity + distinct TGFβ pathway suppression Benchmark differentiation Selectivity, oral availability, and desirable pathway potency Safety-related profiling No pro-apoptotic BAD phosphorylation Phase 2-ready ACR-525 is highly differentiated and compares favorably to approved jak inhibitors EoE targeted as a first indication for ACR-525

Q&A and Discussion

appendix

AP3 generative AI-driven phosphoproteomics profiling global, cellular drug pathway effects and compound differentiation AP3 Generative AI-driven phosphoproteomics analytics Drug-regulated pathway perturbation Drug-regulated kinase activity Drug-regulated phosphosites Drug treatment LC-MS/MS profiling ADC Bispecific Small molecule Cells or tissue samples

Infectious, CNS, and other diseases Oncology Fibrotic and inflammatory Autoimmune DDR and Cell Cycle Therapeutic areas Therapeutic modalities Small molecule Bifunctional molecule Antibody ADC Oligo/RNA The AP3 Approach is modality and disease agnostic AP3 Oncology programs AP3 I&I programs

PRECLINICAL PKCΘ PROGRAM
PKCΘ PLAYS CRITICAL ROLE IN T CELL ACTIVATION

T-cell signaling



APC
Peptide–MHC
CD80/CD86 (B7)
Cell–cell interface
TCR
CD28
Synaptic recruitment
Effector T cell
PKCθ
Context-dependent
CBM complex
CARD11/CARMA1
BCL10–MALT1
Ca²⁺ / calcineurin
IKK
NFAT
NF-κB
AP-1
Nucleus
Gene transcription

Synapse localization



APC
PKCθ
Effector T cell

Immunological synapse

PKCθ recruitment to the effector T-cell synapse

Critical role in T-cell activation

Supports NF-κB and AP-1 activation and cooperates with calcium/NFAT signaling.

Effector–regulatory balance

Convergence with JAK/STAT mediated Th2/Th17 pathways

Strong rationale based on extensive preclinical studies

Mouse colitis, allergic airway and human RA Treg studies suggest PKCθ exterts a critical role in T cell-mediated inflammation

Selected primary studies: Sun, Nature 2000. Marsland, J Exp Med 2004. Nagahama, Gastroenterology 2008. Zanin-Zhorov, Science 2010. Kong, Nat Immunol 2011.

29 ACRIVON THERAPEUTICS

DEVELOPMENT OPPORTUNITIES: AP3-DEFINED RATIONAL COMBINATIONS WITH ACR-525

ACR-525 + PKC-θi



Activated T cell
Cytokine receptors
TCR / CD28
ACR-525
JAK1
PKCθi
PKCθ
STAT
NF-κB / AP-1
Inflammatory T-cell function

Indication potential:
UC, RA, psoriasis, atopic dermatitis, allergic asthma, SLE

ACR-525 + IL-23i



Myeloid cells
(DCs / macrophages)
Tremfya
IL-23
IFNγ / IL-6
IL-23R
ACR-525
JAK1
JAK2 / TYK2–STAT3
IL-23-responsive Th17 / ILC3
STAT responses in immune, stromal / epithelial cells
Mucosal inflammation

Indication potential:
Crohn's, UC, psoriatic arthritis, plaque psoriasis, uveitis

ACR-525 + TNFi



Immune, epithelial and stromal cells
TNFi
TNF
IFNγ / IL-6
TNFR
ACR-525
JAK1
NF-κB / MAPK
STAT
Inflammation + epithelial injury

Indication potential:
Candidate indications: IBD, RA, AS

High selectivity and oral availability of ACR-525 provides for broad combination potential

30 ACRIVON THERAPEUTICS